28. Capital Management (Tables)	12 Months Ended
Dec. 31, 2017
Capital Management
Schedule of finance lease as current loans and borrowing

As a result, Management has not classified the full portion of this affected finance lease as current loans and borrowing as of December 31, 2017 and 2016.

	2017	2016	2015
Carrying amount of loans and borrowings	$22,584,601	$25,317,163	$26,807,987
External valuation of completed investment property	33,829,902	35,786,053	37,407,083
Loan to value ratio	67%	71%	72%